UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, OH	43235
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment Inc. and its subsidiaries.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       Resignation of Ciro E. Adams, CPA, LLC

(i)               On September 14, 2022, Ciro E. Adams, CPA, LLC (“Ciro E. Adams”) resigned as our independent registered public accounting firm as a result of that firm winding down and ceasing operations. Ciro E. Adams served as our independent registered public accounting firm since July 23, 2021 (the “Adams Engagement Date”).

(ii)             Ciro E. Adams’ reports on the Company’s financial statements for the years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

(iii)           During period from the Adams Engagement Date and through the date of filing of this Report, (a) there have been no disagreements with Ciro E. Adams, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ciro E. Adams, would have caused Ciro E. Adams to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv)            Ciro E. Adams has provided us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating it agrees with the statements in part (a) of Item 4.01 of this Report.  A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b)       Engagement of BF Borgers CPA PC

(i)       Effective September 19, 2022 (the “Borgers Engagement Date”), Alpha engaged BF Borgers CPA PC (“BF Borgers”) as its independent public registered accounting firm. The engagement of BF Borgers was approved by written consent of the Company’s sole director on September 19, 2022.

(ii)       During the two most recent fiscal years and through the Borgers Engagement Date, we did not consult with BF Borgers regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No	Description
16.1	Letter from Ciro E. Adams CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2022	ALPHA INVESTMENT INC.

	By:	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer

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